UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2007

                                BURKE MILLS, INC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
             -------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                           56-0506342
- ------                                         -----------------------
(Commission File No.)                    (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 - Results of Operations and Financial Condition.

The Company issued a press release on May 18, 2007 reporting its operating results for the quarter ended March 31, 2007. The text of the press release is included in this report as an exhibit.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits

     (d) Exhibits. See Exhibit No. 99.1, Press release issued May 18, 2007 attached hereto.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:             May 18, 2007                          BURKE MILLS, INC


                                                        By:  /s/Thomas I. Nail
                                                        ------------------------
                                                        Thomas I. Nail
                                                        President and COO


Exhibit Index

Exhibit No.     Description of Exhibit
99.1            Press Release issued May 18, 2007

                                  EXHIBIT 99.1

                                [GRAPHIC OMITTED]
                                Burke Mills, Inc.

                            FRANK GADDY YARN DIVISION
               POST OFFICE BOX 190, VALDESE, NORTH CAROLINA 28690
Telephone (828) 874-6341                                  Fax (828) 879-7184

--------------------------------------------------------------------------------
CONTACT PERSON AT BURKE MILLS:  TOM NAIL  #828-874-6341
Page 1 of 2
                      FOR IMMEDIATE RELEASE: PRESS RELEASE

                     BURKE MILLS FIRST QUARTER 2007 RESULTS

  Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the quarter ended March 31, 2007.

Net sales for the first quarter ended March 31, 2007, decreased by 17.3% to $5,265,000 compared to $6,369,000 for the first quarter of 2006.

The Company recorded a net loss of $720,000 or $0.26 per share compared to a loss of $475,000 or $0.17 per share in the first quarter of 2006.

                                 BALANCE SHEETS

                            CONDENSED BALANCE SHEETS

                                                 March 31      December 30
                                                   2007            2006
                                               (Unaudited)
                                               -----------      ---------
             ASSETS
Current Assets
  Cash and cash equivalents                    $    17,353      $    55,816
  Accounts receivable                            2,766,508        2,727,461
  Inventories                                    2,014,089        1,543,272
  Prepaid expenses and other current assets         87,445           30,371
                                               -----------      -----------
Total Current Assets                             4,885,395        4,356,920
                                               -----------      -----------

Property, plant & equipment - at cost           28,077,572       28,041,676
  Less: accumulated depreciation                25,127,635       24,741,391
                                               -----------      -----------
       Property, plant and equipment- net        2,949,937        3,300,285
                                               -----------      -----------
Other Assets                                        16,575           16,575
                                               -----------      -----------
Total Assets                                   $ 7,851,907      $ 7,673,780
                                               ===========      ===========


             LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable                             $ 1,558,366      $ 1,218,199

  Line of Credit                                   705,175          258,274
  Accrued salaries and wages                       121,031           67,317
  Other liabilities and accrued expenses           190,564          132,778
                                               -----------      -----------
Total Liabilities                              $ 2,575,136      $ 1,676,568
                                               -----------      -----------
Commitments and contingencies

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
         2,741,168 shares                        1,809,171        1,809,171
  Paid-in capital                                3,111,349        3,111,349
  Retained earnings                                356,251        1,076,692
                                               -----------      -----------
         Total Shareholders' Equity              5,276,771        5,997,212
                                               -----------      -----------
 Total Liabilities & Shareholders' Equity      $ 7,851,907      $ 7,673,780
                                               ===========      ===========

                        OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)
                                                  Thirteen Weeks Ended
                                               -------------------------
                                                 March 31         April 1
                                                   2007            2006
                                               -----------      -----------
Net sales                                      $ 5,264,860      $ 6,368,746


Costs of sales                                   5,460,664        6,320,538
                                               -----------      -----------
  Gross (loss)/profit                            (195,804)           48,208

  Selling, general and
    administrative expenses                        518,036          518,183
  Loss on disposal of property
     assets                                           -               5,868
                                               -----------      -----------
Operating loss                                   (713,840)        (475,843)
                                               -----------      -----------
Other Income
   Interest income                                     695            1,592
   Other, net                                           65              545
                                               -----------      -----------
   Total other income                                  760            2,137
                                               -----------      -----------
Other Expenses
   Interest expense                                  7,361            1,142
                                               -----------      -----------
   Total other expenses                              7,361            1,142
                                               -----------      -----------

Net loss                                         (720,441)        (474,848)

Retained earnings at beginning of period         1,076,692        2,953,495
                                               -----------      -----------
Retained earnings at end of period             $   356,251      $ 2,478,647
                                               ===========      ===========
Basic and Diluted net loss per share           $    (0.26)      $    (0.17)
                                               ===========      ===========

Weighted average common shares outstanding       2,741,168        2,741,168
                                               ===========      ===========